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                                                                    EXHIBIT 10.3



                              3(i) OPTION AGREEMENT

                            (the "OPTION AGREEMENT")

                Made as of the ______________ day of ______, 1999

                                 By and between

                             COMMTOUCH SOFTWARE LTD.

                          an Israeli Company located at
                              10 Technology Avenue
                                Ein Vered, Israel
                                 (the "COMPANY")
                                of the first part

                                       AND

                                   ___________

                            ID______________________
                                (the "OPTIONEE")
                               of the second part


                                    PREAMBLE


WHEREAS In _____, 1999, the Company adopted its 1999 Section 3(i) Share Option Plan (the "OPTION PLAN"), a copy of which is attached hereto as EXHIBIT A, forming an integral part hereof; and

WHEREAS The Company has determined that the Optionee be granted Options under the Option Plan to buy Shares of the Company, and the Optionee has agreed to such grant, all on the terms and subject to the conditions set forth in the Option Plan and in this Option Agreement.

NOW, THEREFORE, it is agreed as follows:

1.         PREAMBLE AND DEFINITIONS

           1.1 The preamble to this Option Agreement constitutes an integral part hereof.

           1.2 Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Option Plan.



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2.         GRANT OF OPTION

           2.1 The Company hereby grants the Optionee the number of Options set forth in Section 2 of EXHIBIT B attached hereto to purchase Shares at the price per Share set forth in Section 3 of EXHIBIT B attached hereto (the "OPTION PRICE"), on the terms and subject to the conditions hereinafter provided.

                      The Option Price will be paid in NIS in accordance with the representative rate of exchange of the U.S. dollar, last published by the Bank of Israel and known at the time of giving the notice of exercise (as set forth in Section
                      5.1 below).

           2.2 The Optionee is aware that the Company intends to issue additional shares in the future to various entities and individuals, as the Company in its sole discretion shall determine.

3.         PERIOD OF OPTION AND CONDITIONS OF EXERCISE

           3.1 The term of this Option Agreement shall commence on the date hereof (the "DATE OF GRANT") and terminate on the Expiration Date (as defined in Section 6 below), or at the time at which all of the Options have expired or been terminated pursuant to the terms of the Option Plan or pursuant to this Option Agreement.

           3.2 The Options may be exercised by the Optionee in whole at any time or in part from time to time, as determined by the Board, and to the extent that the Options become vested in accordance with Section 4 of Exhibit B, prior to the Expiration Date, and provided that, subject to the provisions of Section 3.4 below, the Optionee is an employee of the Company or a Subsidiary of the Company or a company or a Parent or a subsidiary company of such company issuing or assuming the Options in a transaction described in Section 7.1 of the Agreement (the foregoing collectively, the "GROUP" ), or continuing to provide services to the Group, at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

                      The term "PARENT" shall mean for the purposes of the Option Agreement and the Option Plan: any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies (other than the Company), owns stock possessing fifty percent (50%) or more of total combined voting power of all classes of stock in one of the other companies in such chain.

           3.3 Subject to the provisions of Section 3.4 below, in the event of termination of the Optionee's employment with the Company the Group, or, if applicable, the termination of the provision of services by the Optionee to the Group, all Options granted to the Optionee will immediately expire. A notice of termination of employment or services by either the Group or the Optionee shall be deemed to constitute termination of employment or services.


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           3.4        Notwithstanding anything to the contrary previously
                      stated, an Option may be exercised after the date of termination of the Optionee's service or employment with Group, during an additional period of time beyond the date of such termination, but only with respect to the number of Options already vested at the time of such termination according to the Vesting Dates, if:

                      3.4.1 termination is without Cause, in which event any Options still in force and unexpired may be exercised within a period of 90 (ninety) days from the date of such termination.

                      3.4.2 termination is the result of death or disability of the Optionee, in which event any Options still in force and unexpired may be exercised within a period of 90 (ninety) days from the date of termination.

                      3.4.3 prior to the date of such termination, the Committee shall authorize an extension of the terms of all or part of the Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

                                 The term "CAUSE" shall mean any action,
                                 omission or state of affairs related to the Optionee which the Committee or the Boards decides, in its sole discretion, is against the interests of the Company.

           3.5 The Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Shares would be deliverable upon exercise, such fraction shall be rounded up if one-half or more, or otherwise rounded down, to the nearest whole number.

4.         VESTING

           Subject to the requirements as to the number of Shares for which an Option is exercisable as set forth in Section 2.1 above, and unless EXHIBIT B hereto provides otherwise, one-fourth (1/4) of the Options shall vest (i.e., Options shall become exercisable) at the end of the first year of the Optionee's continuous service or employment with the Group and one-thirty-sixth (1/36) of the remaining Options shall vest at the end of each month of such continuous service or employment over the next thirty-six months

5.         METHOD OF EXERCISE

           5.1 The Options shall be exercised by the Optionee by giving written notice to the Company, in such form and method as may be determined by the Company and the Trustee (the "EXERCISE NOTICE"), which exercise shall be effective upon receipt of the Exercise Notice by the Company at its principal office. The Exercise Notice shall specify the number of Shares with respect to which the Options are being exercised.



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           5.2        The Shares shall immediately be issued to the Trustee and
                      be held by the Trustee in accordance with the provisions of Section 5 of the Option Plan. The Trustee shall not transfer any Options to the Optionee prior to the exercise of the Options into Shares, and thereafter, the Trustee will transfer the Shares to the Optionee upon demand. If any law or regulation requires the Company to take any action with respect to the Shares so demanded before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. The Optionee hereby authorizes the Trustee to sign an agreement with the Company whereby Shares will not be transferred without deduction of taxes at source. The Optionee hereby undertakes to exempt the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Option Plan, or any Option or Share granted to the Optionee thereunder.

6.         TERMINATION OF OPTION

           6.1 Except as otherwise stated in this Option Agreement, the Options, to the extent not previously exercised, shall terminate forthwith upon the earlier of: (i) the date set forth in Section 4 of EXHIBIT B hereto; and (ii) the expiration of any extended period in any of the events set forth in Section 3.4 above (and such earlier date shall be hereinafter referred to as the "EXPIRATION DATE").

           6.2 Without derogating from the above, the Committee may, with the prior written consent of the Optionee, from time to time cancel all or any portion of the Options then subject to exercise, and the Company's obligation in respect of such Options may be discharged by (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Shares pertaining to such canceled Options, at the date of such cancellation, over the aggregate purchase price of such Shares, (ii) the issuance or transfer to the Optionee of Shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and Shares with a combined value equal to any such excess, all determined by the Committee in its sole discretion.

7.         ADJUSTMENTS

           7.1 In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company while unexercised Options remain outstanding under the Option Plan the successor corporation or a Parent or subsidiary of such successor corporation or the purchasing corporation may assume the unexercised Options outstanding under the Option Plan or may substitute for the Shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of shares or other securities of the successor or



                                  Page 4 of 21
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                      purchasing corporation or cash or property which were
                      distributed to the shareholders of the Company in respect of such shares. In the event of substitution of shares or securities appropriate adjustments shall be made to the purchase price per share to reflect such action, all as will be determined by the Committee whose determination shall be final. In the event that the successor or purchasing corporation does not agree to assume or substitute as described in this section 7.1, the Options shall terminate as of the date of the closing the above merger or sale, as applicable.

           7.2 In the event of the proposed liquidation or dissolution of the Company, the Company shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, the Options shall terminate immediately prior to the consummation of such proposed action.

           7.3 If the outstanding shares of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, re-capitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Shares subject to the Option therefore granted, and the Option Price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option Price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding stock, all as will be determined by the Board who's determination shall be final.

           7.4 Anything herein to the contrary notwithstanding, if prior to the consummation of an initial public offering of the securities of the Company all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, the Optionee shall be obliged to sell or exchange (in accordance with the value of his Shares in accordance with the deal) as the case may be, the Shares such Optionee purchased hereunder, in accordance with the instructions then issued by the Board, whose determination shall be final.

8.         RIGHTS PRIOR TO EXERCISE OF OPTION; LIMITATIONS AFTER PURCHASE OF
           SHARES

           8.1 Subject to the provisions of Sections 8.2 and 8.4 below, the Optionee shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until, following exercise, but in case of Options and Shares held by the Trustee, subject always to the provisions of Section 5 of the Option Plan, registration of the Optionee as holder of such Shares in the Company's register of members.

           8.2 With respect to all Shares )contrary to unexercised Options) issued upon the exercise of Options purchased by the Optionee and held by the Trustee, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends. During the period in which Shares issued to the Trustee on behalf of the Optionee are held by the Trustee, the cash dividends paid with respect thereto shall be paid directly to the Optionee.



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           8.3        No Option purchasable hereunder, whether fully paid or
                      not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of the Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

                      As long as the Shares are held by the Trustee in favor of the Optionee, all rights the Optionee possesses over the Shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

                      Any such action made directly or indirectly, whether for immediate or future validity, shall be void.

           8.4 Until the consummation of an IPO, Shares shall be voted by a proxy pursuant to the directions of the Board, such proxy to be to the person or persons designated by the Board. A copy of the proxy is attached hereto as EXHIBIT C.

           8.5 The Optionee acknowledges that once the Company's shares will be traded in any public market, his right to sell his Shares may be subject to some limitations, as required by the Company's underwriters. In such event, the Optionee will unconditionally agree to any such limitations.

           8.6 The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable rules and regulations.

           8.7 The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions, as it may deem appropriate (which do not violate the Optionee's rights according to this Option Agreement).

9.         GOVERNMENT REGULATIONS

           The Option Plan, and the granting and exercise of the Options thereunder, and the Company's obligation to sell and deliver Shares or cash under the Option Plan, are subject to all applicable laws, rules and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Optionee, including the registration of the Shares under the United States Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

10.        CONTINUANCE OF EMPLOYMENT

           Nothing in this Option Agreement shall be construed to impose any obligation on the Company or a subsidiary, consultant or contractor thereof to continue the Optionee's employment with it, to confer upon the Optionee any right to continue in the employ of the



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           Company or a subsidiary thereof, or to restrict the right of the
           Company or a subsidiary thereof to terminate such employment at any time.

11.        GOVERNING LAW & JURISDICTION

           This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Option Agreement.

12.        TAX CONSEQUENCES

           Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee shall withhold taxes according to the requirements under applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

           The Committee and/or the Trustee shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

13.        FAILURE TO ENFORCE NOT A WAIVER

           The failure of any party to enforce at any time any provisions of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

14.        PROVISIONS OF THE OPTION PLAN

           The Options provided for herein are granted pursuant to the Option Plan, and said Options and this Option Agreement are in all respects governed by the Option Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein. Any interpretation of this Option Agreement will be made in accordance with the Option Plan but in the event of any contradiction between the provisions of this Option Agreement and the Option Plan, the provisions of this Option Agreement will prevail.

15.        BINDING EFFECT

           This Option Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereof.



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16.        NOTICES

           Any notice required or permitted under this Option Agreement shall be deemed to have been duly given if delivered, faxed or mailed, if delivered by certified or registered mail or return receipt requested, either to the Optionee at his or her address set forth above or such other address as he or she may designate in writing to the Company, or to the Company at the address set forth above or such other address as the Company may designate in writing to the Optionee, within one week.

17.        ENTIRE AGREEMENT

           This Option Agreement and the Option Plan exclusively concludes all of the terms of the Optionee's option plan and, subject to the provisions of Section 19 of the Option Plan, annuls and supersedes any other agreement, arrangement or understanding whether oral or in writing, relating to the grant of options in the Company to the Optionee. Any change of any kind to this Option Agreement will be valid only if made in writing and signed by both the Optionee and the Company's authorized representative and approved by the Board.



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IN WITNESS WHEREOF, the Company has executed this Option Agreement in duplicate on the day and year first above written.


COMMTOUCH SOFTWARE LTD.



By:______________________



The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Option Agreement.




_________________________
The Optionee




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

                        EXHIBIT A TO THE OPTION AGREEMENT



                             COMMTOUCH SOFTWARE LTD.




                                    THE 1999
                         SECTION 3(I) SHARE OPTION PLAN














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                             COMMTOUCH SOFTWARE LTD.


                                    THE 1999
                         SECTION 3(i) SHARE OPTION PLAN


1.         NAME

           This share option plan, as amended from time to time, shall be known as the CommTouch Software Ltd. 1999 Section 3(i) Share Option Plan (the "OPTION PLAN").

2.         PURPOSE OF THE OPTION PLAN

           The Option Plan is intended as an incentive to retain in the employ of CommTouch Software Ltd. (the "COMPANY") or a Subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, persons of training, experience, and ability, to attract new directors, employees, consultants and contractors, whose services are considered valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company (the "OPTIONS"), pursuant to this Option Plan approved by the Board of Directors of the Company (the "BOARD").

           The term "PARENT" shall mean for the purposes of the Option Agreement and the Option Plan: any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies (other than the Company), owns stock possessing fifty percent (50%) or more of total combined voting power of all classes of stock in one of the other companies in such chain.

           The term "SUBSIDIARY" shall mean for the purposes of the Plan: any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chains.

3.         ADMINISTRATION OF THE OPTION PLAN

           The Board or a share option committee appointed and maintained by the Board for such purpose (the "COMMITTEE") shall have the power to administer the Option Plan. Notwithstanding the above, the Board shall automatically have a residual authority if no Committee shall be constituted or if such Committee shall cease to operate for any reason whatsoever.



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           The Committee shall consist of such number of members (not less than two (2) in number) as may be fixed by the Board. The Committee shall select one of its members as its chairman (the "CHAIRMAN") and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

           Any member of such Committee shall be eligible to receive Options under the Option Plan while serving on the Committee, unless otherwise specified herein.

           The Committee shall have full power and authority to:

           3.1        Designate participants.

           3.2 Determine the terms and provisions of respective Option agreements (which need not be identical) including, but not limited to, the number of shares in the Company to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture.

           3.3 Accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option.

           3.4 Interpret the provisions and supervise the administration of the Option Plan;

           3.5 Determine the Fair Market Value (as defined below) of the Shares (as defined below).

           3.6 Determine any other matter which is necessary or desirable for, or incidental to administration of the Option Plan.

           The Committee shall have the authority to grant, in its discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the purchase price provided in the Option so surrendered and canceled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Option Plan.

           All decisions and selections made by the Board or the Committee pursuant to the provisions of this Option Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.



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

           The interpretation and construction by the Committee of any provision of the Option Plan or of any Option thereunder shall be final and conclusive unless otherwise determined by the Board.

           Subject to the Company's decision, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Option Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's Articles of Association, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

           "FAIR MARKET VALUE" shall mean in the Plan, as of any date, the value of a Share determined as follows:

           (i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market system, or The Nasdaq SmallCap Market of the Nasdaq Stock Market , the Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in the Wall Street Journal, or such other source as the Administrator deems reliable.

           (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported , the Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination, or;

           (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the committee.

4.         DESIGNATION OF PARTICIPANTS

           The persons eligible for participation in this Option Plan as recipients of Options may include any employees, directors and consultants of the Company, or a Subsidiary of the Company or a company or a Parent or a subsidiary company of such company issuing or assuming the Options in a transaction described in Section 9.1 of this Option Plan (the foregoing collectively, the "GROUP"). The grant of an Option hereunder shall neither entitle the recipient thereof to participate nor disqualify him from participating in any other grant of Options pursuant to this Option Plan or any other option or stock plan of the Company or any of its affiliates.

           Anything in the Option Plan to the contrary notwithstanding, all grants of Options to directors and office holders ("NOSEI MISRA" - as such term is defined in the Companies



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

           Ordinance (New Version), 1983 (the "COMPANIES ORDINANCE")) shall be authorized and implemented only in accordance with the provisions of the Companies Ordinance, as in effect from time to time.

5.         TRUSTEE

           The Options which shall be granted to employees consultants and contractors of the Group or any Shares (as defined below) issued upon exercise of such Options and/or other shares received subsequently following any realization of rights, shall be issued to a Trustee nominated by the Committee (the "TRUSTEE") and held for the benefit of the Optionees from the date of grant.

           Anything to the contrary notwithstanding, the Trustee shall not release any Options and/or any Shares issued upon exercise of Options, prior to the full payment of the Optionee's tax liabilities arising from Options which were granted to him and/or any Shares issued upon exercise of such Options.

           Upon receipt of the Option, the Optionee will sign an undertaking to exempt the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Option Plan, or any Option or Share granted to him thereunder.

6.         SHARES RESERVED FOR THE OPTION PLAN; RESTRICTION THEREON

           6.1 The Company has reserved 250,000 authorized but unissued Ordinary Shares nominal value NIS 1.00 per share, of the Company (the "SHARES"), for purposes of the Option Plan (subject to adjustment as set forth in paragraph 9 below), the 1996 CommTouch Software, Inc. Stock Option Plan and Israeli Option Agreements previously issued to Israeli employees. Any of such Shares which may remain unissued and which are not subject to outstanding Options at the termination of the Option Plan shall cease to be reserved for the purpose of the Option Plan, but until termination of the Option Plan the Company shall at all times reserve sufficient number of Shares to meet the requirements of the Option Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Shares subject to such Option may again be subjected to an Option under the Option Plan.

           6.2 An optionee who purchased Shares hereunder upon exercise of Options shall have no voting rights as a shareholder (in any and all matters whatsoever) until the consummation of an initial public offering of the Company's securities (an "IPO"). Until an IPO, such Shares shall be voted by a proxy pursuant to the directions of the Board, such proxy to be to the person or persons designated by the Board. All Shares issued upon exercise of the Options shall entitle the holder thereof to receive dividends and other distributions thereon.



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

7.         VESTING

           Unless Exhibit B to the Option Agreement provides otherwise, one-fourth (1/4) of the Options shall vest (i.e., Options shall become exercisable) at the end of the first year of an Optionee's continuous services or employment with the group, and one-thirty-sixth (1/36) of the remaining Options shall vest per month of such continuous employment over the next thirty-six months (the "VESTING DATES").

8.         OPTION PRICE

           8.1 The purchase price of each Share subject to an Option or any portion thereof shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time.

           8.2 The Option price shall be payable upon the exercise of the Option in a form satisfactory to the Committee, including without limitation, by cash or check. The Committee shall have the authority to postpone the date of payment on such terms as it may determine.

9.         ADJUSTMENTS

           Upon the occurrence of any of the following described events, the Optionee's rights to purchase Shares under the Option Plan shall be adjusted as hereafter provided:

           9.1 In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company while unexercised Options remain outstanding under the Option Plan the successor corporation or a Parent or subsidiary of such successor corporation or the purchasing corporation may assume the unexercised Options outstanding under the Option Plan or may substitute for the Shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of shares or other securities of the successor or purchasing corporation or cash or property which were distributed to the shareholders of the Company in respect of such shares. In the event of substitution of shares or securities appropriate adjustments shall be made to the purchase price per share to reflect such action, all as will be determined by the Committee whose determination shall be final. In the event that the successor or purchasing corporation does not agree to assume or substitute as described in this Section 9.1, the Options shall terminate as of the date of the closing of the above merger or sale, as applicable.

           9.2 In the event of the proposed liquidation or dissolution of the Company, the Company shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, the Options shall terminate immediately prior to the consummation of such proposed action.

           9.3 If the outstanding shares of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Shares subject to this Option Plan or subject to any Options therefore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding shares. Upon the occurrence of any of the foregoing, the class and aggregate number of Shares issuable pursuant to this Option Plan (as set forth in Section 6 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted, all as may be determined by the Board who's determination shall be final.

           9.4 Anything herein to the contrary notwithstanding, if prior to the completion of an IPO, all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, each Optionee shall be obliged to sell or exchange, as the case may be, the shares such Optionee purchased under the Option Plan, in accordance with the instructions then issued by the Board whose determination shall be final.

10.        TERM AND EXERCISE OF OPTIONS

           10.1 The Options shall be exercised by the Optionee by giving written notice to the Company, in such form and method as may be determined by the Company and the Trustee, which exercise shall be effective upon receipt of such notice by the Company at its principal office. The notice shall specify the number of Shares with respect to which Options are being exercised.

           10.2 Each Option granted under this Option Plan shall be exercisable following the exercise dates and for the number of Shares as shall be provided in EXHIBIT B to the Option Agreement. However no Option shall be exercisable after the Expiration Date, as defined for each Optionee in his Option Agreement.

           10.3 Options granted under the Option Plan shall not be transferable by Optionees other than by will or laws of descent and distribution, and during an Optionee's lifetime shall be exercisable only by that Optionee.

           10.4 The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options become vested, prior to the Expiration Date, and provided that, subject to the provisions of Section
                      10.6 below, the Optionee is an employee a consultants or a contractor of the Group at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

           10.5 Subject to the provisions of Section 10.6 below, in the event of termination of the Optionee's employment or services with the Group , c all Options granted to the Optionee will immediately expire. A notice of termination of employment or services shall be deemed to constitute termination of employment or services with Group.

           10.6 Notwithstanding anything to the contrary previously stated, an Option may be exercised after the date of termination of the Optionee's services or employment with the Group during an additional period of time beyond the date of such termination, but only with respect to the number of Options already vested according to the Vesting Dates, if:

                      10.6.1 termination is without Cause, in which event any Options still in force and unexpired may be exercised within a period of 90 (ninety) days from the date of such termination.

                      10.6.2 termination is the result of death or disability of the Optionee, in which event any Options still in force and unexpired may be exercised within a period of 90 (ninety) days from the date of termination.

                      10.6.3 prior to the date of such termination, the Committee shall authorize an extension of the terms of all or part of the Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

                                 The term "CAUSE" shall mean any action,
                                 omission or state of affairs related to the Optionee which the Committee or the Boards decides, in its sole discretion, is against the interests of the Company.

           10.7 To avoid doubt, the holders of Options shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for purpose of the operation of section 233 of the Companies Ordinance or any successor to such section, until registration of the Optionee as holder of such Shares in the Company's register of members.

           10.8 Any form of Option Agreement authorized by this Option Plan may contain such other provisions as the Committee may, from time to time, deem advisable. Without limiting the foregoing, the Committee may, with the consent of the Optionee, from time to time cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by
                      (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Shares at the date of such cancellation subject to the portion of the Option so canceled over the aggregate purchase price of such Shares, (ii) the issuance or transfer to the Optionee of Shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess, or
                      (iii) a combination of
                      cash and shares with a combined value equal to any such excess, all as determined by the Committee in its sole discretion.

11.        DIVIDENDS

           With respect to all Shares (but not unexercised Options) issued upon the exercise of Options purchased by the Optionee and held by the Trustee, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends. During the period in which Shares issued to the Trustee on behalf of a Optionee are held by the Trustee, the cash dividends paid with respect thereto shall be paid directly to the Optionee.

12.        ASSIGNABILITY AND SALE OF OPTIONS

           No Option, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

           As long as the Shares are held by the Trustee in favor of the Optionee, then all rights the Optionee possesses over the Shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

13.        TERM OF THE OPTION PLAN

           The Option Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of 60 months from such day of adoption.

14.        AMENDMENTS OR TERMINATION

           The Board may, at any time and from time to time, subject to the written consent of the Trustee, amend, alter or discontinue the Option Plan, except that no amendment or alteration shall be made which would impair the rights of the holder of any Option therefore granted, without his consent.

15.        GOVERNMENT REGULATIONS

           The Option Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Optionee, including the registration of the Shares under the United States Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.        CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES

           Neither the Option Plan nor the Option Agreement with the Optionee shall impose any obligation on the Group, to continue any Optionee in its employ or the hiring by the Group of the Optionee's services, and nothing in this Option Plan or in any Option granted pursuant thereto shall confer upon any Optionee any right to continue in the employ or service of the Group or restrict the right of the Group to terminate such service or employment at any time.

17.        GOVERNING LAW & JURISDICTION

           This Option Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Option Plan.

18.        TAX CONSEQUENCES

           Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee. The Committee and/or the Trustee shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

19.        NON-EXCLUSIVITY OF THE OPTION PLAN

           The adoption of the Option Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Option Plan or under the Share Option Agreements previously issued to Israeli employees, and such arrangements may be either applicable generally or only in specific cases.

20.        MULTIPLE AGREEMENTS

           The terms of each Option may differ from other Options granted under this Option Plan at the same time, or at any other time. The Committee may also grant more than one Option to a given Optionee during the term of this Option Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

                        EXHIBIT B TO THE OPTION AGREEMENT



                               TERMS OF THE OPTION



1.         NAME OF THE OPTIONEE:        _______________________________________

2.         NUMBER OF OPTIONS GRANTED:   _______________________________________

3.         PRICE PER SHARE:             _______________________________________

4.         EXPIRATION DATE:             _______________________________________

5.         DATE OF GRANT:               _______________________________________

                        EXHIBIT C TO THE OPTION AGREEMENT

                                      PROXY



Mr.____________ and Mr. ______________, or any of them, with power of substitution in each, are hereby authorized to represent the undersigned at any and all general meetings of CommTouch Software Ltd. )the "Company") (including general meetings convened for the purpose of adopting extraordinary resolutions) and to vote thereat on any and all matters the same number of Ordinary Shares of the Company as the undersigned would be entitled to vote if then personally present.







___________________________                         ___________________________
            NAME                                                DATE





                          ___________________________
                                    SIGNATURE